                                                                    Exhibit 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


 300 East Delaware Avenue, 8th Floor
 Wilmington, Delaware                                      19809
(Address of principal executive offices)                 (Zip Code)


                                 James Vellanti
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            (Name, address and telephone number of agent for service)

     GOLFSMITH INTERNATIONAL, INC.                 GOLFSMITH INTERNATIONAL
As Issuer and Registrant of Debt                        HOLDINGS, INC.
          Securities                              As Registrant of Guarantees
          Delaware                                         Delaware
(State or other jurisdiction of                 (State or other jurisdiction of
 incorporation or organization)                  incorporation or organization)


          22-1957337                                     16-1634897
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)

                SUBSIDIARY GUARANTORS LISTED ON SCHEDULE A HERETO
           (Exact name of registrants as specified in their charters)
                         ------------------------------
                                 11000 N. IH-35
                            Austin, Texas 78753-3195
                                 (512) 837-8810
    (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)


                      8.375% Senior Secured Notes due 2009
 ===============================================================================

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

          b)    Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                None


Items 3-15   Not applicable because, to the best of Trustee's knowledge, the
             Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under the Indenture to be qualified.


Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

             2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

             4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

             5.  Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

             8.  Not applicable.

             9.  Not applicable.



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
                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of September, 2004.


                                        U.S. BANK TRUST NATIONAL ASSOCIATION

                                        By:  /s/ Angelita Pena
                                             --------------------------
                                        Name:    Angelita  Pena
                                        Title:   Assistant Vice President



















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
Exhibit 6

                                     CONSENT



         In accordance with Section 321 (b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

         Dated: September 28, 2004

                                         U.S. BANK TRUST NATIONAL ASSOCIATION

                                         By: /s/ Angelita L. Pena
                                             ----------------------------
                                                 Angelita L. Pena
                                                 Assistant Vice President





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
Exhibit 7
                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                              As of March 31, 2004

                                    ($000's)

                                                          3/31/2004
                                                          ---------
Assets
   Cash and Due From Depository Institutions               $384,222
   Fixed Assets                                                 532
   Intangible Assets                                        113,634
   Other Assets                                              28,853
                                                          ---------
      Total Assets                                         $527,241


Liabilities

   Other Liabilities                                        $16,579
                                                          ---------
      Total Liabilities                                     $16,579

Equity
   Common and Preferred Stock                                $1,000
   Surplus                                                  505,932
   Undivided Profits                                          3,730
                                                          ---------
      Total Equity Capital                                 $510,662

Total Liabilities and Equity Capital                       $527,241

--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Angelita Pena
    ----------------------------
Name:   Angelita Pena
Title:  Assistant Vice President

Date:  September 28, 2004



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
                                                                    Schedule A


                           State or Other Jurisdiction of       I.R.S. Employer
Subsidiary Guarantors      Incorporation or Organization      Identification No.
---------------------      ------------------------------     ------------------

Don Sherwood Golf Shop              California                   94-1746387
Golfsmith GP Holdings, Inc.         Delaware                     74-2882421
Golfsmith Holdings, L.P.            Delaware                     74-2882420
Golfsmith GP, L.L.C.                Delaware                     74-2882412
Golfsmith Delaware, L.L.C.          Delaware                     74-2882419
Golfsmith Canada, L.L.C.            Delaware                     74-2882407
Golfsmith Europe, L.L.C.            Delaware                     74-2882408
Golfsmith USA, L.L.C.               Delaware                     74-2882405
Golfsmith NU, L.L.C.                Delaware                     74-2882404
Golfsmith Licensing, L.L.C.         Delaware                     74-3075499
Golfsmith International, L.P.       Delaware                     74-2864257








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